Lease	12 Months Ended
Dec. 31, 2022
Leases [Abstract]
Lease

Note 17 – Lease

The Company determines if a contract contains a lease at inception. US GAAP requires that the Company’s leases be evaluated and classified as operating or finance leases for financial reporting purposes. The classification evaluation begins at the commencement date and the lease term used in the evaluation includes the non-cancellable period for which the Company has the right to use the underlying asset, together with renewal option periods when the exercise of the renewal option is reasonably certain and failure to exercise such option which result in an economic penalty. All of the Company’s real estate leases are classified as operating leases. The leases generally do not contain options to extend at the time of expiration and the weighted average remaining lease terms are 1.2 years.

The Company entered into various non-cancellable operating lease agreements for offices and employee dormitories for the year ended December 31, 2022. Upon adoption of FASB ASU 2016-02, the Company recognized approximately $0.1 million right of use (“ROU”) assets and same amount of lease liabilities based on the present value of the future minimum rental payments of leases, using a discount rate of 4.6% based on duration of lease terms. The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants. The Company’s lease liabilities under the remaining operating leases as of December 31, 2022 for the next five years is as follows:

December 31, 2022
2023	$40,970
2024	8,699
Thereafter	—
Total undiscounted lease payments	49,669
Less imputed interest	(1,206)
Total lease liabilities	$48,463

Rent expense for the years ended December 31, 2022, 2021 and 2020 was $412,372, $563,831 and $437,814 respectively.